                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2004

                             THE QUIGLEY CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

      NEVADA                         01-21617                   23-2577138
(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
   ---------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (215) 345-0919

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On  July  8,  2004,  The  Quigley   Corporation.   (the   "Company")   dismissed
PricewaterhouseCoopers   LLP  ("PwC")  as  its  independent   registered  public
accounting  firm.  On the same date,  the Company  engaged  Amper,  Politziner &
Mattia, P.C. as independent accountants.  The dismissal of PwC and engagement of
Amper,  Politziner & Mattia,  P.C. were  approved by the Audit  Committee of the
Company.

The reports of PwC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to  uncertainty,  audit scope or accounting  principle, except for the 2003  fiscal year  opinion,  which  contained  a reference  for a restatement  of  the  2002  consolidated  financial  statements  to  revise  the accounting  for certain  warrants.  During the two most recent  fiscal years and through  July 8,  2004,  there were no  disagreements  with PwC on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure, which disagreements,  if not resolved to the satisfaction of
PwC,  would have caused them to make reference to the subject matter of any such disagreement in connection with its reports on the financial statements for such years.  During the two most recent fiscal years and through July 8, 2004,  there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the  foregoing  disclosures  and has requested  that  PwC  review  such  disclosures  and  furnish  it with a  letter addressed to the Securities and Exchange  Commission  stating  whether it agrees with the statements  made in response to this Item 4 or the respects in which it does not agree.  A copy of this letter is attached as an exhibit to this Current
Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        EXHIBIT         DESCRIPTION OF DOCUMENT

        16.1            PricewaterhouseCoopers LLP letter dated July 15, 2004

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                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 2004                THE QUIGLEY CORPORATION

                                     By: /s/ George J. Longo
                                         ---------------------------------------
                                         Name:   George J. Longo
                                         Title:  Vice President and
                                                 Chief Financial Officer

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